EXHIBIT 99.1

         AMERICAN RIVER BANKSHARES' EPS INCREASES 48% IN THE 1st QUARTER

Sacramento, CA, April 20, 2005 - American River Bankshares (NASDAQ: AMRB), the parent company of American River Bank, today reported record earnings for the quarter ended March 31, 2005.

Net income for the first quarter of 2005 rose 76.8% to $2,051,000 from $1,160,000 and per diluted share, income increased 48.0% to $0.37 compared to $0.25 per diluted share during the first quarter of 2004. Also in the first quarter 2005, net interest income increased 42.8% to $6,315,000 from $4,422,000 in the same quarter last year, noninterest income increased 35.4% to $581,000 from $429,000, and noninterest expense increased 21.1% to $3,328,000 from $2,749,000.

"Our team continues to execute strategies that deliver results, including the acquisition of Bank of Amador and this quarter's 77% increase in net income," said David T. Taber, President and CEO of American River Bankshares. "As a result, the Company was able to increase its quarterly cash dividend by 14%, further building on our legacy of enhancing shareholder value. "

The first quarter of 2005 represents the first full quarter of earnings from the December 3, 2004 acquisition of Bank of Amador.

Investment securities increased 70.5% to $155,369,000 from $91,150,000 year over year. The increase can be attributed to investments acquired in the Bank of Amador merger and the Company investing its excess funds in investment securities. The excess funds were created by an increase in deposit balances and other borrowings.

Net loans increased $82,059,000 (30.2%) quarter over quarter, which can be attributed principally to the loans acquired in the Bank of Amador merger ($79,005,000).

Total deposits increased $144,089,000 (43.4%) as of March 31, 2005 to $476,366,000 from $332,277,000 at March 31, 2004. Of the $144,089,000 increase,
$112,086,000 represents balances maintained at the three offices acquired in the Bank of Amador merger.

Intangible assets increased $18,184,000 year over year, with the increase related to the Bank of Amador merger.

Highlights

o American River Bankshares continues a long history of enhancing shareholder value with its 85th consecutive profitable quarter.

o American River Bankshares increased its quarterly cash dividend 14.2% over the dividend paid in the prior quarter, continuing a tradition of commitment that includes twenty-nine cash dividends since 1992.

o Net interest income increased 42.8% to $6,315,000 in the first quarter of 2004 compared to $4,422,000 in the first quarter of 2004. The increase relates to an increase in average earning assets of $169,084,000, compared to an increase of $109,544,000 in interest-bearing liabilities. Average noninterest-bearing liabilities increased $47,275,000, which were invested in interest bearing loans and investments.

o The net interest margin for the quarter ended March 31, 2005 was 4.96% compared to 4.94% for the quarter ended March 31, 2004.



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

o American River Bank's five offices in the Greater Sacramento area and Placer County increased deposits 14.7% to $307,187,000 from $267,811,000 at March 31, 2004. Quarter over quarter, loans increased 0.3% to $207,523,000 from $206,847,000.

o North Coast Bank, a division of American River Bank with three offices in Sonoma County, experienced a decrease in deposits of 10.7% to $58,680,000 from $64,986,000. Quarter over quarter, loans increased 4.4% to $72,327,000 from $69,276,000.

o Bank of Amador, a division of American River Bank with three offices in Amador County, had total deposits of $112,086,000 and loans of $79,911,000 as of March 31, 2005.

o Credit quality remains excellent, with nonperforming loans and leases at 0.10% of total loans and leases and net chargeoffs at 0.04% of average loans and leases, thus remaining below industry averages.

o American River Bankshares promoted Douglas E. Tow, Chief Credit Officer, and Kevin B. Bender, Chief Information Officer, to executive vice presidents.

o Don Sager was named head of business banking at American River Bank. Mr. Sager has been with American River Bank for thirteen years and has nearly 30 years of experience in the banking industry.

About American River Bankshares
-------------------------------
American River Bankshares [NASDAQ: AMRB] is the parent company of American River Bank ("ARB"), a community business bank serving Sacramento, CA that operates a family of financial services providers, including North Coast Bank [a division of "ARB"] in Sonoma County and Bank of Amador [a division of "ARB"] in Amador County. For more information, please call 916-565-6100 or visit www.amrb.com; www.americanriverbank.com; www.northcoastbank.com; or www.bankofamador.com.

Forward-Looking Statement
-------------------------
In addition to the historical information contained herein, this press release contains certain forward-looking statements. The reader of this press release should understand that all such forward-looking statements are subject to various uncertainties and risks that could affect their outcome. The Company's actual results could differ materially from those suggested by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, variances in the actual versus projected growth in assets, return on assets, loan losses, expenses, changes in the interest environment including interest rates charged on loans, earned on securities investments and paid on deposits, competition effects, fee and other non interest income earned, general economic conditions, nationally, regionally, and in the operating market areas of the Company and its subsidiaries, changes in the regulatory environment, changes in business conditions and inflation, changes in securities markets, data processing problems, a decline in real estate values in the Company's market area, the conduct of the war on terrorism, the threat of terrorism or the impact of potential military conflicts and the conduct of war on terrorism by the United States and its allies, as well as other factors. To gain a more complete understanding of the uncertainties and risks involved in the Company's business, this press release should be read in conjunction with the Company's annual report on Form 10-K for the year ended December 31, 2004, and subsequent quarterly reports on Form 10Q and current reports on Form 8-K.



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

American River Bankshares
Consolidated Balance Sheet (Unaudited)

                                                                 March 31          March 31            %        December 31
                 ASSETS                                            2005              2004           Change          2004
                                                              --------------------------------------------------------------
Cash and due from banks                                       $  31,505,000     $  27,783,000         13.4%    $  28,115,000
Federal funds sold                                                       --                --          n/m         7,000,000
Interest-bearing deposits in bank                                 6,035,000         4,848,000         24.5%        5,939,000
Investment securities                                           155,369,000        91,150,000         70.5%      159,402,000
Loans and leases:
     Real estate                                                263,796,000       193,925,000         36.0%      264,321,000
     Commercial                                                  70,340,000        57,249,000         22.9%       66,864,000
     Lease financing                                              9,238,000        10,812,000        (14.6%)       9,994,000
     Other                                                       17,180,000        14,781,000         16.2%       17,669,000
     Deferred loan and lease originations fees, net                (794,000)         (644,000)        23.3%         (885,000)
     Allowance for loan and lease loss                           (5,676,000)       (4,098,000)        38.5%       (5,496,000)
                                                              --------------------------------------------------------------
     Total loans and leases, net                                354,084,000       272,025,000         30.2%      352,467,000
                                                              --------------------------------------------------------------
Bank premises and equipment                                       1,831,000         1,602,000         14.3%        1,876,000
Accounts receivable servicing receivable, net                     2,256,000         1,714,000         31.6%        2,409,000
Intangible assets                                                18,247,000            63,000          n/m        18,329,000
Accrued interest and other assets                                11,249,000         5,712,000         96.9%       11,129,000
                                                              --------------------------------------------------------------
                                                                580,576,000       404,897,000         43.4%      586,666,000
                                                              --------------------------------------------------------------

           LIABILITIES & EQUITY
Noninterest-bearing deposits                                  $ 146,786,000     $ 102,047,000         43.8%    $ 143,710,000
Interest checking, money market & savings                       222,718,000       158,663,000         40.4%      225,382,000
Time deposits                                                   106,862,000        71,567,000         49.3%      106,295,000
                                                              --------------------------------------------------------------
     Total deposits                                             476,366,000       332,277,000         43.4%      475,387,000
                                                              --------------------------------------------------------------
Short-term borrowings                                            29,258,000        30,800,000         (5.0%)      32,400,000
Long-term debt                                                    9,816,000         1,929,000        408.9%        1,889,000
Accrued interest and other liabilities                            6,114,000         2,357,000        159.4%       18,000,000
                                                              --------------------------------------------------------------
     Total liabilities                                          521,554,000       367,363,000         42.0%      527,676,000
     Total equity                                                59,022,000        37,534,000         57.2%       58,990,000
                                                              --------------------------------------------------------------
                                                              $ 580,576,000     $ 404,897,000         43.4%    $ 586,666,000
                                                              ==============================================================

Nonperforming loans and leases to total loans and leases               0.10%             0.10%                          0.07%
Net chargeoffs to average loans and leases (annualized)                0.06%             0.07%                          0.08%
Allowance for loan and lease loss to total loans and leases            1.58%             1.48%                          1.54%
Leverage Ratio                                                          7.3%              9.2%                           8.4%
Tier 1 Risk-Based Capital Ratio                                         9.9%             11.9%                           9.6%
Total Risk-Based Capital Ratio                                         11.2%             13.2%                          10.9%

n/m = not meaningful


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American River Bankshares
Consolidated Statement of Income (Unaudited)

                                               First Quarter   First Quarter        %
                                                    2005            2004         Change
                                               ----------------------------------------
Interest income                                $  7,674,000    $  5,113,000        50.1%
Interest expense                                  1,359,000         691,000        96.7%
                                               ----------------------------------------

Net interest income                               6,315,000       4,422,000        42.8%
Provision for loan and lease losses                 217,000         198,000         9.6%
Total noninterest income                            581,000         429,000        35.4%
Total noninterest expense                         3,328,000       2,749,000        21.1%
                                               ----------------------------------------

Income before taxes                               3,351,000       1,904,000        76.0%
Income taxes                                      1,300,000         744,000        74.7%
                                               ----------------------------------------

Net income                                     $  2,051,000    $  1,160,000        76.8%
                                               ========================================

Basic earnings per share                       $       0.38    $       0.27        40.7%
Diluted earnings per share                             0.37            0.25        48.0%
Trailing 12-month diluted earnings per share           1.37            1.07        28.0%

Net interest margin as a percentage                    4.96%           4.94%

Operating Ratios:
Return on average assets                               1.43%           1.17%
Return on average equity                              14.08%          12.96%
Return on average tangible equity                     20.40%          12.98%
Efficiency ratio (fully taxable equivalent)           47.75%          56.15%

Earnings per share have been adjusted for a 5% stock dividend in 2004.


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American River Bankshares
Consolidated Statement of Income (Unaudited)
Trailing Four Quarters

                                             First        Fourth         Third        Second
                                            Quarter       Quarter       Quarter       Quarter
                                             2005          2004           2004         2004
                                          ----------------------------------------------------
Interest income                           $7,674,000    $6,495,000    $5,672,000    $5,356,000
Interest expense                           1,359,000     1,006,000       803,000       718,000
                                          ----------------------------------------------------
Net interest income                        6,315,000     5,489,000     4,869,000     4,638,000
Provision for loan and lease losses          217,000       200,000       266,000       231,000
Total noninterest income                     581,000       503,000       441,000     1,022,000
Total noninterest expense                  3,328,000     2,687,000     2,814,000     3,463,000
                                          ----------------------------------------------------
Income before taxes                        3,351,000     3,105,000     2,230,000     1,966,000
Income taxes                               1,300,000     1,204,000       891,000       539,000
                                          ----------------------------------------------------
Net income                                 2,051,000     1,901,000     1,339,000     1,427,000
                                          ====================================================

Basic earnings per share                  $     0.38    $     0.40    $     0.30    $     0.32
Diluted earnings per share                      0.37          0.39          0.29          0.31

Net interest margin as a percentage             4.96%         4.90%         4.78%         4.85%

Quarterly Operating Ratios:
Return on average assets                        1.43%         1.51%         1.19%         1.36%
Return on average equity                       14.08%        16.70%        13.96%        15.45%
Return on average tangible equity              20.40%        19.14%        13.98%        15.48%
Efficiency ratio (fully tax equivalent)        47.75%        44.44%        52.56%        60.74%

Earnings per share have been adjusted for a 5% stock dividend in 2004.


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